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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 11, 2006


                              HUBBELL INCORPORATED
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             (Exact name of registrant as specified in its charter)


       CONNECTICUT                    1-2958                     06-0397030
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


   584 Derby Milford Road, Orange, Connecticut                06477-4024
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    (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code  (203) 799-4100

                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 11, 2006, the Compensation Committee of the Board of Directors of Hubbell Incorporated (the "Company") approved an increase in annual base salary of $15,000, to $330,000, for R.W. Davies, Vice President, General Counsel and Secretary of the Company, effective October 1, 2006, and also increased by 10%, to 60% of such increased base salary, Mr. Davies' target incentive level under the Hubbell Incorporated Incentive Compensation Plan 2006 Annual Incentive Guidelines (the "2006 Guidelines"), attached as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2006. The 2006 Guidelines explain in detail how the Company determines discretionary bonuses for designated positions based in part on target incentive levels.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HUBBELL INCORPORATED
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                                                    (Registrant)

Date: September 14, 2006
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                                                  /s/ David G. Nord
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                                                     (Signature)*
                                            Name:  David G. Nord
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

*Print name and title of the signing officer under his signature.